Exhibit 99

Global Structured Finance

BoAMS 2003-08 Group 1

30 Yr Fixed Rate

614 records

Balance: 307,221,255

1. Original Balance

Original Balance	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
250,001 - 350,000	44	$14,891,736	4.85%	$338,658	5.889%	743	66.90%	359	358	1
350,001 - 450,000	249	98,994,221	32.22	397,892	5.987	736	67.37	357	356	1
450,001 - 550,000	155	76,585,817	24.93	494,515	5.987	735	67.48	358	357	1
550,001 - 650,000	84	50,453,280	16.42	601,005	5.965	732	68.77	359	359	1
650,001 - 750,000	46	32,786,151	10.67	713,145	6.038	747	72.15	360	359	1
750,001 - 850,000	10	7,910,917	2.57	791,416	6.016	725	62.15	360	360	0
850,001 - 950,000	10	8,908,852	2.90	891,325	6.130	766	68.44	360	360	0
950,001 - 1,050,000	12	11,903,755	3.87	992,579	5.788	727	59.74	360	359	1
1,050,001 - 1,150,000	1	1,084,961	0.35	1,088,000	6.375	680	54.67	360	357	3
1,150,001 - 1,250,000	3	3,701,565	1.20	1,234,643	6.121	731	62.13	328	327	0

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

Average: $500,725.18

Lowest: $282,000.00

Highest: $1,250,000.00

2. Gross Coupon

Gross Coupon	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
5.001 - 5.125	1	$1,050,000	0.34%	$1,050,000	5.125%	786	64.81%	360	360	0
5.126 - 5.250	2	835,608	0.27	418,100	5.250	685	58.77	334	333	0
5.251 - 5.375	14	7,096,611	2.31	507,639	5.375	736	68.92	360	359	1
5.376 - 5.500	70	34,203,267	11.13	488,923	5.500	727	64.58	356	355	1

5.501 - 5.625	46	23,360,212	7.60	508,516	5.625	735	66.65	360	359	1
5.626 - 5.750	67	33,270,962	10.83	497,022	5.750	737	63.02	355	354	1
5.751 - 5.875	120	58,035,650	18.89	484,143	5.875	738	64.41	358	357	1
5.876 - 6.000	80	38,732,169	12.61	484,454	6.000	726	68.89	355	355	1
6.001 - 6.125	45	23,541,257	7.66	523,332	6.125	736	67.37	360	360	0
6.126 - 6.250	56	27,977,509	9.11	499,733	6.250	737	72.47	360	360	0
6.251 - 6.375	39	22,028,970	7.17	565,127	6.375	746	72.18	360	359	1
6.376 - 6.500	31	15,683,514	5.10	505,994	6.500	748	70.64	360	360	0
6.501 - 6.625	22	10,930,886	3.56	497,387	6.625	742	72.36	360	360	0
6.626 - 6.750	10	5,269,161	1.72	527,145	6.750	766	75.20	360	359	1
6.751 - 6.875	5	2,160,664	0.70	432,300	6.875	745	73.12	360	360	0
6.876 - 7.000	2	1,195,600	0.39	597,800	7.000	745	80.00	360	360	0
7.251 - 7.375	3	1,313,215	0.43	438,000	7.375	756	76.28	360	359	1
7.376 - 7.500	1	536,000	0.17	536,000	7.500	700	80.00	360	360	0

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

W.A.: 5.984%

Lowest: 5.125%

Highest: 7.500%

3. Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
825 - 849	1	$378,604	0.12%	$379,000	5.750%	825	26.60%	360	359	1
800 - 824	22	10,377,779	3.38	472,082	6.103	805	67.69	360	359	1
775 - 799	113	55,906,757	18.20	495,067	5.987	787	67.30	357	356	1
750 - 774	149	74,590,093	24.28	500,957	6.048	762	70.13	359	358	1
725 - 749	93	49,190,275	16.01	529,401	5.968	737	67.01	357	356	1
700 - 724	96	49,255,584	16.03	513,471	5.959	714	67.99	357	357	1
675 - 699	74	35,603,012	11.59	481,422	5.961	685	65.75	359	359	1
650 - 674	44	21,793,611	7.09	495,709	5.898	664	63.83	358	358	1
625 - 649	20	9,248,916	3.01	462,692	5.830	640	67.95	359	359	1
600 - 624	2	876,626	0.29	438,745	6.062	622	66.30	360	359	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

W.A.: 736

Lowest: 620

Highest: 825

4. Index

Index	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
FIX	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

5. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Refinance-Rate/Term	311	$156,417,932	50.91%	$503,348	5.856%	727	63.47%	356	355	1
Purchase	205	104,805,619	34.11	511,589	6.161	753	75.60	360	359	1
Refinance-Cashout	98	45,997,704	14.97	469,676	6.016	731	63.45	359	359	0

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

6. Property Type

Property Type	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
SFR	449	$223,101,173	72.62%	$497,243	5.976%	736	66.80%	358	357	1
PUD Detach	122	62,393,831	20.31	511,859	5.964	739	69.72	359	358	1
Condo	20	9,673,990	3.15	484,009	5.981	741	67.69	355	354	1
PUD Attach	13	6,095,065	1.98	469,052	6.045	735	71.93	360	360	0
2-Family	5	3,329,197	1.08	666,055	6.289	742	67.75	360	360	0
3-Family	2	992,000	0.32	496,000	6.659	739	71.31	360	360	0
Townhouse	1	600,000	0.20	600,000	6.125	782	80.00	360	360	0

4-Family	1	536,000	0.17	536,000	7.500	700	80.00	360	360	0
Cooperative	1	500,000	0.16	500,000	6.250	697	72.46	360	360	0

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

7. Occupancy Status

Occupancy Status	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Primary	575	$285,539,671	92.94%	$496,957	5.973%	735	67.44%	358	358	1
Secondary	39	21,681,584	7.06	556,285	6.133	753	69.77	354	354	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

8. Geographic Distribution

Geographic Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
California	312	$153,579,615	49.99%	$492,471	6.067%	739	65.99%	359	358	0
Virginia	48	23,372,274	7.61	487,495	5.771	739	69.08	358	357	1
Florida	36	18,046,383	5.87	501,771	6.041	732	68.61	359	358	1
Maryland	28	13,813,650	4.50	494,111	5.861	731	68.91	360	359	1
North Carolina	20	10,958,135	3.57	548,443	5.894	736	70.96	357	357	1
Illinois	18	10,495,894	3.42	583,536	5.783	743	63.29	360	359	1
Texas	16	8,008,020	2.61	501,210	6.008	742	76.84	351	350	1
District of Columbia	13	7,990,631	2.60	615,043	5.919	725	64.88	356	355	1
Nevada	15	7,658,544	2.49	510,868	6.063	725	67.18	360	359	1
South Carolina	17	7,595,408	2.47	447,392	5.801	740	73.01	357	356	1
Georgia	11	6,653,535	2.17	605,346	5.759	725	62.90	339	338	1
Arizona	12	6,595,263	2.15	550,078	5.953	719	66.94	360	359	1
Massachusetts	8	3,828,998	1.25	478,940	5.842	749	72.49	347	347	1
Washington	8	3,623,628	1.18	453,207	6.043	748	78.12	360	359	1
Missouri	7	2,965,431	0.97	424,252	5.954	703	69.39	350	349	1
Hawaii	4	2,515,141	0.82	629,063	6.093	754	70.62	360	360	0

Colorado	4	2,381,587	0.78	596,250	6.163	731	73.51	360	359	1
Tennessee	5	2,367,720	0.77	473,996	5.807	701	68.77	357	356	1
Minnesota	5	1,961,858	0.64	392,700	5.752	729	65.53	360	359	1
New Jersey	3	1,462,668	0.48	487,667	6.111	767	51.95	360	360	0
Other	24	11,346,872	3.69	473,135	5.913	729	73.98	360	359	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

9. County Distribution

County Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Los Angeles ,CA	75	$38,395,649	12.50%	$512,166	6.013%	738	63.62%	358	358	0
Orange ,CA	45	23,214,740	7.56	516,133	6.049	736	66.71	358	358	0
San Mateo ,CA	30	14,349,234	4.67	478,524	6.091	739	63.58	360	360	0
Santa Clara ,CA	22	11,050,732	3.60	502,437	6.049	738	70.10	360	360	0
Alameda ,CA	19	9,742,954	3.17	512,915	6.010	749	65.98	360	360	0
Fairfax ,VA	19	8,886,288	2.89	468,198	5.759	741	67.52	353	353	1
Contra Costa ,CA	17	8,677,082	2.82	510,631	6.096	737	64.94	360	360	0
Cook ,IL	13	8,062,122	2.62	620,550	5.780	747	60.55	360	359	1
Dist Of Columbia ,DC	12	7,490,631	2.44	624,630	5.897	727	64.37	355	355	1
San Diego ,CA	15	7,372,962	2.40	491,843	5.901	722	68.91	354	353	1
Other	347	169,978,862	55.33	490,303	5.977	735	69.46	358	357	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

10. Original LTV

Original LTV	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
20.01 - 25.00	1	$590,000	0.19%	$590,000	6.125%	774	23.60%	360	360	0
25.01 - 30.00	5	1,950,574	0.63	390,444	5.755	764	27.99	360	359	1
30.01 - 35.00	11	4,854,010	1.58	441,495	5.974	722	32.42	360	360	0
35.01 - 40.00	16	8,310,853	2.71	519,745	5.795	709	37.51	360	359	1

40.01 - 45.00	14	6,724,251	2.19	480,724	5.936	745	43.11	351	351	1
45.01 - 50.00	26	14,904,738	4.85	573,741	5.839	733	47.92	352	351	1
50.01 - 55.00	43	20,988,031	6.83	488,359	5.911	741	52.65	355	354	1
55.01 - 60.00	38	18,478,174	6.01	486,743	5.815	741	57.95	360	359	1
60.01 - 65.00	63	32,933,956	10.72	523,171	5.932	733	62.68	358	357	1
65.01 - 70.00	67	34,511,111	11.23	515,418	5.944	726	68.04	356	355	1
70.01 - 75.00	89	44,876,910	14.61	504,603	5.989	738	73.14	359	359	1
75.01 - 80.00	241	118,098,649	38.44	490,395	6.086	740	79.23	359	358	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

W.A.: 67.61%

Lowest: 23.60%

Highest: 80.00%

11. Original Term

Original Term	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
240	6	$2,407,100	0.78%	$402,138	5.767%	758	58.09%	240	239	1
264	1	1,247,635	0.41	1,250,000	5.750	731	50.00	264	263	1
300	9	3,983,914	1.30	443,077	5.790	728	68.46	300	299	1
348	1	583,600	0.19	583,600	5.500	648	77.81	348	348	0
360	597	298,999,006	97.32	501,191	5.990	737	67.73	360	359	1

Total:	614	$307,221,255	100.00%	$500,725	5.984%	736	67.61%	358	357	1

W.A.: 357.9 months

Lowest: 240 months

Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-08 Group 1

30 Yr Fixed Rate

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $307,221,254.99

Loan Count: 614

Cut-off Date: 2003-10-01

Avg. Loan Balance: $500,360.35

Avg. Orig. Balance: $500,725.18

W.A. FICO*: 736

W.A. Orig. LTV: 67.61%

W.A. Cut-Off LTV: 67.56%

W.A. Gross Coupon: 5.9841%

W.A. Net Coupon: 5.7306%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 358 months

W.A. Rem. Term: 357 months

W.A. Age: 1 months

% over 80 COLTV: 0.00%

% over 100 COLTV: 0.00%

% with PMI: 0.00%

% over 80 with PMI: 0.00%

W.A. MI Coverage:

W.A. MI Adjusted LTV: 67.56%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 1.17%

% Conforming: 0.27%

2. Original Balance

Original Balance	Percent
250,001 - 350,000	4.85%
350,001 - 450,000	32.22
450,001 - 550,000	24.93
550,001 - 650,000	16.42

650,001 - 750,000	10.67
750,001 - 850,000	2.57
850,001- 950,000	2.90
950,001 - 1,050,000	3.87
1,050,001 - 1,150,000	0.35
1,150,001 - 1,250,000	1.20

Total:	100.00%

Average: $500,725.18

Lowest: $282,000.00

Highest: $1,250,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
250,001 - 350,000	4.96%
350,001 - 450,000	32.11
450,001 - 550,000	24.93
550,001 - 650,000	16.42
650,001 - 750,000	10.67
750,001 - 850,000	2.85
850,001 - 950,000	2.62
950,001 - 1,050,000	3.87
1,050,001 - 1,150,000	0.35
1,150,001 - 1,250,000	1.20

Total:	100.00%

Average: $500,360.35

Lowest: $282,000.00

Highest: $1,250,000.00

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR	100.00%

Total:	100.00%

6. Coupon

Coupon	Percent
5.001 - 5.125	0.34%
5.126 - 5.250	0.27
5.251 - 5.375	2.31
5.376 - 5.500	11.13
5.501 - 5.625	7.60
5.626 - 5.750	10.83
5.751 - 5.875	18.89
5.876 - 6.000	12.61
6.001 - 6.125	7.66
6.126 - 6.250	9.11
6.251 - 6.375	7.17
6.376 - 6.500	5.10
6.501 - 6.625	3.56
6.626 - 6.750	1.72
6.751 - 6.875	0.70
6.876 - 7.000	0.39
7.251 - 7.375	0.43
7.376 - 7.500	0.17

Total:	100.00%

W.A.: 5.984

Lowest: 5.125

Highest: 7.500

7. Credit Score

Credit Score	Percent
800 - 849	3.50%
750 - 799	42.48
700 - 749	32.04
650 - 699	18.68
600 - 649	3.30

Total:	100.00%

W.A.: 736

Lowest: 620

Highest: 825

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Rate/Term	50.91%
Purchase	34.11
Refinance-Cashout	14.97

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	72.62%
PUD Detach	20.31
Condo	3.15
PUD Attach	1.98
2-Family	1.08
3-Family	0.32
Townhouse	0.20
4-Family	0.17
Cooperative	0.16

Total:	100.00%

11. Documentation

Documentation	Percent
Rapid	38.82%
Standard	32.30
Reduced	26.81
All Ready Home	2.07

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	92.94%
Secondary	7.06

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	100.00%

Total:	100.00%

14. State

State	Percent
California	49.99%
Virginia	7.61
Florida	5.87
Maryland	4.50
North Carolina	3.57
Other	28.47

Total:	100.00%

15. California

California	Percent
Northern California	48.38%
Southern California	51.62

Total:	100.00%

16. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

17. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	98.72%
1	1.28

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	99.86%
Y	0.14

Total:	100.00%

20. Original Term

Original Term	Percent
240	0.78%
264	0.41
300	1.30
348	0.19
360	97.32

Total:	100.00%

W.A.: 357.9 months

Lowest: 240 months

Highest: 360 months

21. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 - 240	0.78%
241 - 288	0.41
295 - 300	1.30
343 - 348	0.19
355 - 360	97.32

Total:	100.00%

W.A.: 357.3 months

Lowest: 237 months

Highest: 360 months

22. Cutoff Loan Age

Cutoff Loan Age	Percent
0	48.98%
1 - 6	51.02

Total:	100.00%

W.A.: 0.6 months

Lowest: 0 months

Highest: 3 months

23. OLTV

OLTV	Percent
20.01 - 25.00	0.19%
25.01 - 30.00	0.63
30.01 - 35.00	1.58
35.01 - 40.00	2.71
40.01 - 45.00	2.19
45.01 - 50.00	4.85
50.01 - 55.00	6.83
55.01 - 60.00	6.01

60.01 - 65.00	10.72
65.01 - 70.00	11.23
70.01 - 75.00	14.61
75.01 - 80.00	38.44

Total:	100.00%

W.A.: 67.61%

Lowest: 23.60%

Highest: 80.00%

24. Cut-Off LTV

Cut-Off LTV	Percent
20.01 - 25.00	0.19%
25.01 - 30.00	0.63
30.01 - 35.00	1.58
35.01 - 40.00	2.71
40.01 - 45.00	2.19
45.01 - 50.00	4.85
50.01 - 55.00	6.83
55.01 - 60.00	6.01
60.01 - 65.00	10.72
65.01 - 70.00	11.23
70.01 - 75.00	14.98
75.01 - 80.00	38.07

Total:	100.00%

W.A.: 67.56%

Lowest: 23.60%

Highest: 80.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-08 Group 2

15 Yr Fixed Rate

356 records

Balance: 183,812,246

1. Original Balance

Original Balance	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
250,001 - 350,000	19	$6,429,545	3.50%	$338,989	5.231%	747	56.26%	176	176	0
350,001 - 450,000	139	54,981,735	29.91	397,050	5.340	741	55.75	178	177	1
450,001 - 550,000	83	40,898,103	22.25	493,871	5.351	743	57.69	177	177	1
550,001 - 650,000	56	33,632,936	18.30	601,581	5.376	733	56.97	180	180	0
650,001 - 750,000	31	21,787,496	11.85	704,086	5.320	732	61.89	174	174	0
750,001 - 850,000	8	6,407,153	3.49	806,384	5.237	748	53.33	177	176	1
850,001 - 950,000	7	6,299,000	3.43	903,499	5.159	736	62.73	180	179	1
950,001 - 1,050,000	10	9,814,734	5.34	985,538	5.339	750	45.27	180	179	1
1,050,001 -1,150,000	1	1,115,982	0.61	1,120,000	5.500	768	54.63	180	179	1
1,150,001 -1,250,000	2	2,445,563	1.33	1,225,000	5.686	703	62.46	180	179	1

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

Average: $517,803.88

Lowest: $318,556.00

Highest: $1,250,000.00

2. Gross Coupon

Gross Coupon	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
4.626 - 4.750	4	$2,698,261	1.47%	$677,198	4.750%	733	52.21%	163	163	1
4.751 - 4.875	5	2,363,091	1.29	472,899	4.875	765	62.88	180	180	0
4.876 - 5.000	35	18,364,876	9.99	526,203	5.000	752	54.40	176	175	1
5.001 - 5.125	50	24,376,431	13.26	489,158	5.125	730	57.15	177	176	1

5.126 - 5.250	89	45,555,662	24.78	513,296	5.250	732	57.48	178	177	1
5.251 - 5.375	60	29,986,767	16.31	502,322	5.375	744	57.38	178	178	1
5.376 - 5.500	64	33,780,171	18.38	528,871	5.500	738	57.37	178	178	1
5.501 - 5.625	14	8,082,029	4.40	578,049	5.625	756	58.56	180	180	0
5.626 - 5.750	18	10,183,392	5.54	566,447	5.750	729	53.78	180	180	0
5.751 - 5.875	11	5,617,109	3.06	511,164	5.875	769	56.63	180	180	0
5.876 - 6.000	4	1,705,971	0.93	427,000	6.000	748	48.74	173	172	0
6.001 - 6.125	1	650,000	0.35	650,000	6.125	716	68.42	180	180	0
6.126 - 6.250	1	448,485	0.24	450,000	6.250	766	45.00	180	179	1

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

W.A.: 5.338%

Lowest: 4.750%

Highest: 6.250%

3. Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
825 - 849	2	$1,320,986	0.72%	$661,350	5.375%	832	47.68%	180	180	0
800 - 824	12	5,435,439	2.96	453,986	5.233	807	53.00	180	179	1
775 - 799	72	36,142,252	19.66	503,270	5.342	786	54.10	179	178	1
750 - 774	94	47,691,594	25.95	508,755	5.342	761	55.71	176	176	1
725 - 749	52	28,103,729	15.29	541,792	5.364	738	59.88	179	178	1
700 - 724	53	29,445,666	16.02	556,683	5.364	714	58.12	180	179	1
675 - 699	39	18,961,046	10.32	489,374	5.329	687	58.80	176	176	1
650 - 674	20	10,078,894	5.48	505,071	5.291	665	52.68	174	173	1
625 - 649	11	5,885,330	3.20	535,899	5.219	638	66.27	180	180	0
600 - 624	1	747,309	0.41	750,000	5.500	624	70.03	180	179	1

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

W.A.: 739

Lowest: 624

Highest: 834

4. Index

Index	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
FIX	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

5. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Refinance-Rate/Term	258	$134,136,976	72.97%	$521,609	5.299%	741	54.70%	177	177	1
Refinance-Cashout	74	36,583,697	19.90	495,257	5.438	737	58.65	179	179	0
Purchase	24	13,091,573	7.12	546,421	5.470	733	73.57	179	179	0

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

6. Property Type

Property Type	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
SFR	274	$142,719,310	77.64%	$522,451	5.329%	739	56.37%	178	177	1
PUD Detach	76	38,349,961	20.86	505,795	5.368	739	58.10	177	176	1
Condo	5	2,319,975	1.26	464,610	5.469	779	61.95	180	180	0
Townhouse	1	423,000	0.23	423,000	5.125	721	66.09	180	180	0

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

7. Occupancy Status

Occupancy Status	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Primary	344	$176,494,870	96.02%	$514,548	5.343%	740	56.84%	178	177	1

Secondary	12	7,317,376	3.98	611,153	5.220	726	56.48	180	180	0

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

8. Geographic Distribution

Geographic Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
California	226	$117,761,743	64.07%	$522,440	5.377%	742	54.74%	178	178	1
Florida	24	12,829,873	6.98	539,930	5.258	736	60.64	176	175	1
Texas	17	8,693,968	4.73	512,123	5.294	737	66.17	180	180	0
Virginia	13	6,236,254	3.39	480,681	5.381	733	56.39	180	179	1
South Carolina	11	5,508,285	3.00	501,351	5.187	727	58.24	176	175	0
Arizona	9	4,853,201	2.64	539,808	5.354	751	69.81	180	180	0
Maryland	9	4,652,570	2.53	518,254	5.188	731	64.30	180	179	1
Georgia	9	4,138,868	2.25	460,472	5.246	741	59.86	180	180	0
North Carolina	6	2,707,793	1.47	452,035	5.168	726	65.93	159	158	0
Nevada	4	2,361,778	1.28	590,850	5.490	725	53.26	180	180	0
Illinois	4	1,833,803	1.00	459,250	5.362	738	45.68	180	180	0
Wisconsin	2	1,647,277	0.90	825,450	4.948	741	48.87	180	179	1
Missouri	3	1,520,400	0.83	508,974	5.250	705	52.57	164	163	1
Colorado	3	1,512,865	0.82	504,983	5.453	736	70.16	180	180	0
Pennsylvania	2	1,254,668	0.68	628,500	5.440	672	63.13	180	179	1
New York	3	1,221,371	0.66	408,148	5.288	743	40.02	172	172	1
District of Columbia	2	1,114,651	0.61	557,325	5.533	749	36.30	180	180	0
Washington	2	799,942	0.44	400,900	5.057	726	58.22	180	180	0
Michigan	1	767,119	0.42	770,000	5.000	741	70.00	180	179	1
Tennessee	2	692,127	0.38	346,750	5.118	731	66.38	152	151	1
Other	4	1,703,689	0.93	426,240	5.026	752	69.60	180	180	0

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

9. County Distribution

County Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Los Angeles, CA	62	$34,747,534	18.90%	$561,820	5.419%	742	53.84%	178	177	1
Orange , CA	40	21,309,350	11.59	534,265	5.397	734	57.71	178	177	1
San Diego , CA	15	6,956,387	3.78	465,206	5.205	746	52.59	177	176	1
San Mateo, CA	12	6,472,188	3.52	540,840	5.305	753	43.31	180	179	1
Alameda, CA	13	6,342,499	3.45	489,096	5.355	748	52.64	175	175	1
Santa Clara, CA	12	5,803,018	3.16	484,314	5.533	763	60.78	180	180	0
Contra Costa, CA	12	5,522,970	3.00	461,939	5.327	739	51.23	180	179	1
Ventura, CA	9	4,537,616	2.47	505,078	5.353	740	59.53	180	180	0
Maricopa, AZ	8	4,293,201	2.34	537,284	5.335	747	69.49	180	180	0
Marin, CA	8	3,717,734	2.02	465,791	5.297	767	55.70	180	179	1
Other	165	84,109,749	45.76	511,412	5.291	734	58.89	177	177	1

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

10. Original LTV

Original LTV	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
5.01 - 10.00	1	$366,267	0.20%	$367,600	5.375%	788	8.97%	180	179	1
15.01 - 20.00	6	3,629,130	1.97	606,333	5.406	746	17.48	180	179	1
20.01 - 25.00	4	1,903,143	1.04	476,870	5.405	714	22.17	180	179	1
25.01 - 30.00	8	3,499,366	1.90	438,253	5.333	731	28.44	177	177	0
30.01 - 35.00	22	10,950,430	5.96	499,100	5.357	751	32.80	170	169	1
35.01 - 40.00	22	10,445,118	5.68	475,906	5.351	757	37.62	170	170	1
40.01 - 45.00	29	14,582,578	7.93	504,341	5.356	760	42.74	180	179	1
45.01 - 50.00	24	12,891,010	7.01	538,677	5.322	744	47.07	179	178	1
50.01 - 55.00	33	19,059,991	10.37	579,017	5.328	738	52.71	177	177	1
55.01 - 60.00	41	20,989,959	11.42	512,999	5.311	748	57.76	180	180	0
60.01 - 65.00	50	27,350,879	14.88	548,472	5.301	724	62.71	179	178	1
65.01 - 70.00	29	14,473,341	7.87	499,996	5.340	723	68.06	180	180	0
70.01 - 75.00	35	18,195,660	9.90	520,670	5.369	732	72.95	178	177	0
75.01 - 80.00	49	24,458,057	13.31	502,221	5.359	740	78.61	179	179	1

80.01 - 85.00	2	643,877	0.35	322,528	5.188	720	83.79	150	149	0
85.01 - 90.00	1	373,440	0.20	373,440	5.500	737	89.99	180	180	0

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

W.A.: 56.83%

Lowest: 8.97%

Highest: 89.99%

11. Original Term

Original Term	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
120	12	$5,939,587	3.23%	$496,755	5.182%	737	46.40%	120	119	1
144	1	352,000	0.19	352,000	6.000	783	78.22	144	144	0
156	2	1,171,780	0.64	588,561	5.082	745	40.14	156	155	1
168	1	346,593	0.19	348,000	5.250	790	44.05	168	167	1
180	340	176,002,286	95.75	519,118	5.344	739	57.27	180	179	1

Total:	356	$183,812,246	100.00%	$517,804	5.338%	739	56.83%	178	177	1

W.A.: 177.8 months

Lowest: 120 months

Highest: 180 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the

Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-08 Group 2

15 Yr Fixed Rate

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $183,812,245.81

Loan Count: 356

Cut-off Date: 2003-10-01

Avg. Loan Balance: $516,326.53

Avg. Orig. Balance: $517,803.88

W.A. FICO*: 739

W.A. Orig. LTV: 56.83%

W.A. Cut-Off LTV: 56.67%

W.A. Gross Coupon: 5.3384%

W.A. Net Coupon: 5.0849%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 178 months

W.A. Rem. Term: 177 months

W.A. Age: 1 months

% over 80 COLTV: 0.55%

% over 100 COLTV: 0.00%

% with PMI: 0.55%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 10.07%

W.A. MI Adjusted LTV: 56.62%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 1.27%

% Conforming: 0.17%

2. Original Balance

Original Balance	Percent
250,001 - 350,000	3.50%
350,001 - 450,000	29.91
450,001 - 550,000	22.25
550,001 - 650,000	18.30

650,001 - 750,000	11.85
750,001 - 850,000	3.49
850,001 - 950,000	3.43
950,001 - 1,050,000	5.34
1,050,001 - 1,150,000	0.61
1,150,001 - 1,250,000	1.33

Total:	100.00%

Average: $517,803.88

Lowest: $318,556.00

Highest: $1,250,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
250,001 - 350,000	3.68%
350,001 - 450,000	29.97
450,001 - 550,000	22.30
550,001 - 650,000	18.00
650,001 - 750,000	11.85
750,001 - 850,000	3.49
850,001 - 950,000	3.43
950,001 - 1,050,000	5.34
1,050,001 - 1,150,000	0.61
1,150,001 - 1,250,000	1.33

Total:	100.00%

Average: $516,326.53

Lowest: $317,376.58

Highest: $1,245,562.73

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
15 YR	100.00%

Total:	100.00%

6. Coupon

Coupon	Percent
4.626 - 4.750	1.47%
4.751 - 4.875	1.29
4.876 - 5.000	9.99
5.001 - 5.125	13.26
5.126 - 5.250	24.78
5.251 - 5.375	16.31
5.376 - 5.500	18.38
5.501 - 5.625	4.40
5.626 - 5.750	5.54
5.751 - 5.875	3.06
5.876 - 6.000	0.93
6.001 - 6.125	0.35
6.126 - 6.250	0.24

Total:	100.00%

W.A.: 5.338

Lowest: 4.750

Highest: 6.250

7. Credit Score

Credit Score	Percent
800 - 849	3.68%
750 - 799	45.61
700 - 749	31.31
650 - 699	15.80
600 - 649	3.61

Total:	100.00%

W.A.: 739

Lowest: 624

Highest: 834

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Rate/Term	72.97%
Refinance-Cashout	19.90
Purchase	7.12

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	77.64%
PUD Detach	20.86
Condo	1.26
Townhouse	0.23

Total:	100.00%

11. Documentation

Documentation	Percent
Rapid	37.94%
Reduced	32.99
Standard	27.81
All Ready Home	1.25

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	96.02%
Secondary	3.98

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	99.45%
GEMIC	0.20
RMIC	0.18
UGRIC	0.17

Total:	100.00%

14. State

State	Percent
California	64.07%

Florida	6.98
Texas	4.73
Virginia	3.39
South Carolina	3.00
Other	17.83

Total:	100.00%

15. California

California	Percent
Northern California	36.39%
Southern California	63.61

Total:	100.00%

16. Zip Code

Zip Code	Percent
90049	1.27%
29451	1.23
91108	1.20
92677	1.13
90275	1.13
Other	94.03

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.31%
1	0.69

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
120	3.23%
144	0.19
156	0.64
168	0.19
180	95.75

Total:	100.00%

W.A.: 177.8 months

Lowest: 120 months

Highest: 180 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
115 - 120	3.23%
121 - 168	1.02
175 - 180	95.75

Total:	100.00%

W.A.: 177.2 months

Lowest: 119 months

Highest: 180 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	47.36%
1 - 6	52.64

Total:	100.00%

W.A.: 0.6 months

Lowest: 0 months

Highest: 3 months

24. OLTV

OLTV	Percent
<= 20.00	2.17%
20.01 - 25.00	1.04
25.01 - 30.00	1.90
30.01 - 35.00	5.96
35.01 - 40.00	5.68
40.01 - 45.00	7.93

45.01 - 50.00	7.01
50.01 - 55.00	10.37
55.01 - 60.00	11.42
60.01 - 65.00	14.88
65.01 - 70.00	7.87
70.01 - 75.00	9.90
75.01 - 80.00	13.31
80.01 - 85.00	0.35
85.01 - 90.00	0.20

Total:	100.00%

W.A.: 56.83%

Lowest: 8.97%

Highest: 89.99%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	2.17%
20.01 - 25.00	1.04
25.01 - 30.00	1.90
30.01 - 35.00	5.96
35.01 - 40.00	5.68
40.01 - 45.00	8.21
45.01 - 50.00	6.74
50.01 - 55.00	10.37
55.01 - 60.00	11.91
60.01 - 65.00	14.57
65.01 - 70.00	8.28
70.01 - 75.00	10.45
75.01 - 80.00	12.16
80.01 - 85.00	0.35

85.01 - 90.00	0.20

Total:	100.00%

W.A.: 56.67%

Lowest: 8.93%

Highest: 89.99%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-08 Group 3

30 Yr Fixed Rate - 100% CA

326 records

Balance: 166,927,192

1. Original Balance

Original Balance	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
250,001 - 350,000	18	$6,127,210	3.67%	$340,821	5.876%	713	62.35%	360	359	1
350,001 - 450,000	131	52,311,763	31.34	399,909	5.819	740	66.39	360	359	1
450,001 - 550,000	78	38,817,207	23.25	498,366	5.810	743	67.40	360	359	1
550,001 - 650,000	39	23,372,588	14.00	600,160	5.752	742	65.84	358	357	1
650,001 - 750,000	41	29,210,212	17.50	713,747	5.741	730	65.89	360	359	1
750,001 - 850,000	8	6,392,320	3.83	801,713	5.732	726	43.45	331	329	2
850,001 - 950,000	3	2,775,152	1.66	927,483	5.663	758	66.50	360	358	2
950,001 -1,050,000	8	7,920,740	4.75	991,938	5.733	756	47.93	360	358	2

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

Average: $512,873.92

Lowest: $325,000.00

Highest: $1,000,000.00

2. Gross Coupon

Gross Coupon	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
4.876 - 5.000	1	$500,580	0.30%	$500,580	5.000%	718	69.05%	360	360	0
5.126 - 5.250	3	1,803,943	1.08	602,700	5.250	752	51.56	360	358	2
5.251 - 5.375	13	7,406,706	4.44	571,177	5.375	732	66.14	347	345	2
5.376 - 5.500	62	33,665,551	20.17	544,199	5.500	749	62.42	360	358	2
5.501 - 5.625	36	18,199,279	10.90	506,579	5.625	745	65.11	360	358	2
5.626 - 5.750	56	28,124,895	16.85	503,075	5.750	727	63.89	360	358	2

5.751 - 5.875	62	31,706,525	18.99	512,151	5.875	738	62.72	359	357	1
5.876 - 6.000	44	22,533,061	13.50	512,729	6.000	728	66.54	356	355	1
6.001 - 6.125	15	7,697,901	4.61	513,627	6.125	745	68.11	360	359	1
6.126 - 6.250	24	11,345,800	6.80	472,938	6.250	753	69.19	360	360	0
6.251 - 6.375	9	3,574,437	2.14	397,339	6.375	744	70.24	360	360	0
6.751 - 6.875	1	368,515	0.22	369,137	6.875	645	75.33	360	358	2

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

W.A.: 5.786%

Lowest: 5.000%

Highest: 6.875%

3. Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
800 - 824	10	$4,974,054	2.98%	$497,908	5.899%	805	62.36%	360	359	1
775 - 799	53	26,250,754	15.73	495,949	5.785	785	60.76	360	359	1
750 - 774	94	50,224,685	30.09	535,178	5.773	763	64.37	360	359	1
725 - 749	54	26,918,030	16.13	499,298	5.782	737	67.03	360	359	1
700 - 724	56	29,139,162	17.46	521,146	5.752	713	64.56	359	357	1
675 - 699	30	15,473,975	9.27	516,856	5.776	688	65.35	360	359	1
650 - 674	21	10,316,299	6.18	492,246	5.872	664	67.70	342	341	1
625 - 649	8	3,630,234	2.17	454,585	5.937	640	67.12	360	358	2

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

W.A.: 739

Lowest: 627

Highest: 810

4. Index

Index	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
FIX	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

5. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Refinance-Rate/Term	202	$104,357,647	62.52%	$517,536	5.744%	736	60.97%	358	356	1
Purchase	70	36,292,150	21.74	519,094	5.890	744	75.55	360	359	1
Refinance-Cashout	54	26,277,396	15.74	487,372	5.810	743	63.64	360	359	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

6. Property Type

Property Type	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
SFR	249	$127,508,213	76.39%	$512,910	5.780%	741	63.71%	358	357	1
PUD Detach	62	31,873,906	19.09	514,894	5.806	729	66.50	360	359	1
Condo	9	4,053,682	2.43	451,465	5.699	747	74.12	360	358	2
2-Family	4	2,622,931	1.57	656,428	5.982	755	67.64	360	359	1
3-Family	1	498,829	0.30	499,900	5.625	753	79.98	360	358	2
PUD Attach	1	369,632	0.22	370,000	6.000	687	44.05	360	359	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

7. Occupancy Status

Occupancy Status	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Primary	313	$159,256,758	95.40%	$509,632	5.788%	738	64.61%	359	357	1
Secondary	12	7,291,194	4.37	608,496	5.738	762	63.50	360	359	1
Investor	1	379,241	0.23	380,000	6.000	757	64.41	360	358	2

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

8. Geographic Distribution

Geographic Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
California	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

9. County Distribution

County Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
Los Angeles, CA	78	$40,973,129	24.55%	$526,208	5.782%	747	61.64%	359	358	1
Orange, CA	39	20,461,451	12.26	525,488	5.761	734	67.70	360	359	1
San Mateo, CA	29	13,716,721	8.22	473,894	5.877	739	63.99	360	358	2
Alameda, CA	27	13,699,338	8.21	508,071	5.698	740	68.27	360	359	1
San Diego, CA	24	12,898,014	7.73	538,247	5.779	741	63.33	360	359	1
Contra Costa, CA	22	10,302,677	6.17	468,770	5.828	747	60.30	360	359	1
Santa Clara, CA	19	8,689,240	5.21	458,400	5.836	745	66.39	360	359	1
Santa Barbara, CA	8	5,476,387	3.28	685,947	5.692	751	47.98	360	358	2
San Francisco, CA	11	5,472,750	3.28	497,909	5.912	761	68.62	360	359	1
Ventura, CA	8	4,518,034	2.71	566,000	5.724	727	67.22	339	338	2
Other	61	30,719,451	18.40	504,340	5.786	721	68.22	357	356	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

10. Original LTV

Original LTV	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
15.01 - 20.00	2	$986,855	0.59%	$494,288	5.550%	763	18.10%	360	358	2
20.01 - 25.00	4	2,975,473	1.78	745,100	5.875	768	23.54	360	358	2

25.01 - 30.00	2	840,161	0.50	420,250	6.000	737	28.03	360	360	0
30.01 - 35.00	6	3,231,207	1.94	539,492	5.567	764	32.96	360	359	1
35.01 - 40.00	7	3,711,559	2.22	530,893	5.766	754	38.34	360	359	1
40.01 - 45.00	14	7,030,047	4.21	502,754	5.816	725	42.49	360	359	1
45.01 - 50.00	15	8,769,318	5.25	585,619	5.704	767	48.23	360	358	2
50.01 - 55.00	25	14,236,548	8.53	571,085	5.690	732	53.09	351	349	2
55.01 - 60.00	27	13,959,274	8.36	517,815	5.808	743	57.72	360	359	1
60.01 - 65.00	43	22,429,944	13.44	522,345	5.763	732	63.09	356	355	1
65.01 - 70.00	34	16,896,058	10.12	497,656	5.831	732	68.22	360	359	1
70.01 - 75.00	38	19,621,836	11.75	517,274	5.752	741	73.28	360	358	2
75.01 - 80.00	109	52,238,911	31.29	479,961	5.836	736	79.02	360	359	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

W.A.: 64.56%

Lowest: 16.86%

Highest: 80.00%

11. Original Term

Original Term	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	W.A. FICO Score	W.A. Original LTV	W.A. Original Term to Maturity	W.A. Remaining Term to Maturity	W.A. Loan Age
240	2	$1,567,854	0.94%	$789,950	5.687%	666	56.55%	240	238	2
300	1	643,668	0.39	643,668	5.875	719	51.49	300	300	0
360	323	164,715,671	98.68	510,753	5.787	740	64.69	360	359	1

Total:	326	$166,927,192	100.00%	$512,874	5.786%	739	64.56%	359	357	1

W.A.: 358.6 months

Lowest: 240 months

Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2003-08 Group 3

30 Yr Fixed Rate - 100% CA

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $166,927,192.44

Loan Count: 326

Cut-off Date: 2003-10-01

Avg. Loan Balance: $512,046.60

Avg. Orig. Balance: $512,873.92

W.A. FICO*: 739

W.A. Orig. LTV: 64.56%

W.A. Cut-Off LTV: 64.46%

W.A. Gross Coupon: 5.7863%

W.A. Net Coupon: 5.5328%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 357 months

W.A. Age: 1 months

% over 80 COLTV: 0.00%

% over 100 COLTV: 0.00%

% with PMI: 0.00%

% over 80 with PMI: 0.00%

W.A. MI Coverage:

W.A. MI Adjusted LTV: 64.46%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 1.95%

% Conforming: 0.00%

2. Original Balance

Original Balance	Percent
250,001 - 350,000	3.67%
350,001 - 450,000	31.34
450,001 - 550,000	23.25
550,001 - 650,000	14.00

650,001 - 750,000	17.50
750,001 - 850,000	3.83
850,001 - 950,000	1.66
950,001 - 1,050,000	4.75

Total:	100.00%

Average: $512,873.92

Lowest: $325,000.00

Highest: $1,000,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
250,001 - 350,000	3.67%
350,001 - 450,000	31.34
450,001 - 550,000	23.25
550,001 - 650,000	14.00
650,001 - 750,000	17.50
750,001 - 850,000	3.83
850,001 - 950,000	1.66
950,001 - 1,050,000	4.75

Total:	100.00%

Average: $512,046.60

Lowest: $324,303.47

Highest: $997,955.91

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR	100.00%

Total:	100.00%

6. Coupon

Coupon	Percent
4.876 - 5.000	0.30%
5.126 - 5.250	1.08
5.251 - 5.375	4.44
5.376 - 5.500	20.17
5.501 - 5.625	10.90
5.626 - 5.750	16.85
5.751 - 5.875	18.99
5.876 - 6.000	13.50
6.001 - 6.125	4.61
6.126 - 6.250	6.80
6.251 - 6.375	2.14
6.751 - 6.875	0.22

Total:	100.00%

W.A.: 5.786

Lowest: 5.000

Highest: 6.875

7. Credit Score

Credit Score	Percent
800 - 849	2.98%
750 - 799	45.81
700 - 749	33.58
650 - 699	15.45
600 - 649	2.17

Total:	100.00%

W.A.: 739

Lowest: 627

Highest: 810

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Rate/Term	62.52%
Purchase	21.74
Refinance-Cashout	15.74

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	76.39%
PUD Detach	19.09
Condo	2.43
2-Family	1.57
3-Family	0.30
PUD Attach	0.22

Total:	100.00%

11. Documentation

Documentation	Percent
Rapid	55.97%
Standard	26.74
Reduced	14.30
All Ready Home	2.99

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	95.40%
Secondary	4.37
Investor	0.23

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	100.00%

Total:	100.00%

14. State

State	Percent
California	100.00%

Total:	100.00%

15. California

California	Percent
Northern California	46.02%

Southern California	53.98

Total:	100.00%

16. Zip Code

Zip Code	Percent
94501	1.95%
92677	1.84
94080	1.70
92649	1.62
91011	1.58
Other	91.31

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.75%
1	0.25

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
240	0.94%
300	0.39
360	98.68

Total:	100.00%

W.A.: 358.6 months

Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 - 240	0.94%
295 - 300	0.39
355 - 360	98.68

Total:	100.00%

W.A.: 357.3 months

Lowest: 238 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	22.77%
1 - 6	77.23

Total:	100.00%

W.A.: 1.4 months

Lowest: 0 months

Highest: 2 months

24. OLTV

OLTV	Percent
<= 20.00	0.59%
20.01 - 25.00	1.78
25.01 - 30.00	0.50
30.01 - 35.00	1.94
35.01 - 40.00	2.22
40.01 - 45.00	4.21
45.01 - 50.00	5.25
50.01 - 55.00	8.53
55.01 - 60.00	8.36
60.01 - 65.00	13.44
65.01 - 70.00	10.12
70.01 - 75.00	11.75
75.01 - 80.00	31.29

Total:	100.00%

W.A.: 64.56%

Lowest: 16.86%

Highest: 80.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.59%
20.01 - 25.00	1.78
25.01 - 30.00	0.50
30.01 - 35.00	1.94
35.01 - 40.00	2.22
40.01 - 45.00	4.21
45.01 - 50.00	5.25
50.01 - 55.00	8.93
55.01 - 60.00	8.40
60.01 - 65.00	13.00
65.01 - 70.00	10.12
70.01 - 75.00	11.97
75.01 - 80.00	31.07

Total:	100.00%

W.A.: 64.46%

Lowest: 16.82%

Highest: 80.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.